Thornburg New York
                          Intermediate Municipal Fund



                                                        Thornburg New York
                                                           Intermediate
as of 12/31/97                                            Municipal Fund


SEC Yield                                                      3.95%
Taxable Equiv. Yield                                           7.37%
NAV                                                           $12.69
Max. Offering Price                                           $13.15


as of 12/31/97

Since Inception                                                 (.38%)
Inception Date                                                (9/5/97)

     The taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate.

   The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

                    The Fund's maximum sales charge is 3.50%.



           The data quoted represents past performance and may not be construed as a guarantee of future results.

l e t t e r  t o  s h a r e h o l d e r s

119 East Marcy Street, Santa Fe, New Mexico 87501 (_) (505) 984-0200 February 16, 1998
Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg New York Intermediate Municipal Fund for the period ending December 31, 1997. The net asset value for the A shares increased 19 cents per share to $12.69. If you were with us from the September 5, 1997 merger of the Mackenzie New York Municipal Fund into your fund, you received dividends of 19.8 cents per share. If you reinvested your dividends, you received 19.9 cents per share.

Your Thornburg New York Intermediate Municipal Fund portfolio currently holds over 50 municipal obligations from municipal obligors throughout New York and tax exempt borrowers in 3 U.S. Territories. Approximately 70% of the bonds are rated A or better by one of the major rating agencies. We expect this percentage to rise in the coming months as some of your portfolio holdings are pre-refunded and the general obligation bonds of New York City are upgraded. We "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 9.9 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below.

         % of portfolio maturing within    Cumulative % maturing by end of

                    2 years =   5%                 year 2 =  5%
               2 to 4 years =   6%                 year 4 = 11%
               4 to 6 years =   5%                 year 6 = 16%
                6 to 8 years = 14%                 year 8 = 30%
               8 to 10 years = 22%                year 10 = 52%
              10 to 12 years = 10%                year 12 = 62%
              12 to 14 years = 12%                year 14 = 74%
              14 to 16 years = 19%                year 16 = 93%

We expect pre-refundings and the passage of time to shorten the average portfolio maturity in the coming months. We will direct portfolio cash flow and new money into the middle maturity range of your bond ladder.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed Thornburg Funds to perform well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,



Brian J. McMahon
Portfolio Manager

s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s

Thornburg New York Intermediate Municipal Fund
December 31, 1997
(unaudited)

ASSETS

Investments, at value (cost $24,443,167)                     $26,561,097
Cash                                                             270,493
Interest receivable                                              420,973
Prepaid expenses and other assets                                 33,182

                        TOTAL ASSETS                          27,285,745


LIABILITIES

Payable for securites purchased                                  427,701
Dividends payable                                                 42,360
Payable for fund shares redeemed                                 101,700
Accounts payable investment advisor (Note 4)                      31,775
Accounts payable and accrued expense                              13,069

                         TOTAL LIABILITIES                       616,605

NET ASSETS                                                   $26,669,140

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($26,669,140 applicable to 2,100,777 shares of beneficial interest
outstanding - Note 5)                                             $12.69

Maximum  sales  charge,  3.50% of offering  price  (3.63% of net
asset value per share)                                               .46

Maximum Offering Price Per Share                                  $13.15

See notes to unaudited financial statements.



s t a t e m e n t  o f  o p e r a t i o n s

Thornburg New York Intermediate  Municipal Fund For the period from September 4,
(a) to December 31, 1997 (unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized
of $32,173)                                               $   507,684

EXPENSES
Investment advisory fees (Note 4)                              44,549
Administration fees (Note 4)                                   11,161
Service fees (Note 4)                                          20,492
Custodian fees                                                  7,890
Transfer agent fees                                             7,820
Professional fees                                               3,162
Registration and filing fees                                    1,838
Accounting fees                                                   826
Other expenses                                                  2,867

TOTAL EXPENSES                                                100,605
Less:
Expenses waived by investment adviser (Note 4)                (26,601)

NET EXPENSES                                                   74,004

NET INVESTMENT INCOME                                         433,680

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS - NOTE 6
Net realized loss on investments sold                          (9,114)
Increase in unrealized appreciation
of investments                                              2,117,930
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                         2,108,816

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                           $ 2,542,496

See notes to unaudited financial statements.

(a) commencement of operations

s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s

Thornburg New York Intermediate  Municipal Fund For the period from September 4,
(a) to December 31, 1997 (unaudited)


INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                                        $433,680
Net realized loss on investments sold                          (9,114)
Increase in unrealized
     appreciation  of investments                           2,117,930

               NET INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                    2,542,496

DIVIDENDS TO SHAREHOLDERS:
From net investment income
     Class A Shares                                          (433,680)

FUND SHARE TRANSACTIONS -- (Note 5)
     Class A Shares                                        24,560,324

NET INCREASE IN NET ASSETS                                 26,669,140

NET ASSETS:
               Beginning of period                                  0

               End of period                              $26,669,140

See notes to unaudited financial statements.

(a) commencement of operations

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

Thornburg New York  Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing six series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in Municipal Obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the fund will seek to have dividends paid to its individual shareholders exempt form New York City income taxes.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the period ended December 31, 1997 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - MERGER OF MACKENZIE NEW YORK MUNICIPAL FUND

On September 4, 1997, the Fund acquired all of the net assets of the MacKenzie New York Municipal Fund ("MacKenzie") pursuant to a plan of organization approved by MacKenzie's shareholders. The merger was accomplished by a tax free exchange of Class A shares of the Fund (valued at $29,612,415) for the net assets of MacKenzie which aggregated $29,612,415, including $1,686,143 of unrealized appreciation.

Note 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the period ending December 31, 1997, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Fund entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the period ended December 31, 1997, the Adviser voluntarily waived certain operating expenses amounting to $26,601. .

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the period ended December 31, 1997, the Distributor earned commissions aggregating $63 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Certain officers and trustees of the Fund are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note 5 - SHARES OF  BENEFICIAL INTEREST:

At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $24,560,324. Transactions in shares of beneficial interest were as follows:

                                                        Period from
                                                   September 4, 1997 (a)
                                                  to December 31, 1997

                                               Shares             Amount
Class A Shares
Shares sold                                    31,699            $397,735
      Shares issued to shareholder
      in reinvestment of
      distributions                            20,729             261,386
Shares issued in merger                     2,368,993          27,926,271
Shares repurchased                           (320,644)         (4,025,068)
      Net Increase                          2,100,777         $24,560,324

(a) commencement of operations




Note 6 - SECURITIES TRANSACTIONS

For the period ended December 31,1997 the Fund had purchase and sale transactions (excluding short-term securities) of $8,215,035 and $6,513,371, respectively.

The cost of investments for Federal income tax purposes is $24,443,167.

At December 31, 1997, net unrealized appreciation of investments was $2,117,930, resulting from $2,117,930 gross unrealized appreciation and $-0-gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at December 31, 1997 aggregated $9,114.


Thornburg New York Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)

                                                Period from September 4, (a)
                                                      to December 31,
                                                           1997
                                                             A

Net asset value, beginning of period                      $12.50
Income from investment operations:
Net investment income                                        .20
Net realized and unrealized
    gain on investments                                      .19
Total from investment operations                             .39
Less distributions from:
     Net investment income                                  (.20)
Change in net asset value                                    .19

Net asset value, end of period                            $12.69

Total Return (b)                                           3.13%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income                                  4.87%(c)
    Expenses, after expense reductions                      .83%(c)
    Expenses, before expense reductions                    1.13%(c)

Portfolio turnover rate                                   15.36%

Net assets at end of period (000)                        $26,669

(a)Commencement of operations.
(b)Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)Annualized.





s c h e d u l e  o f   i n v e s t m e n t s

Thornburg New York Intermediate Municipal Fund
December 31,1997    CUSIPS:  Class A - 885-215-665
NASDAQ Symbols:  Class A - THNYX

  Principal                                                                                          Credit Rating+
    Amount     Issuer-Description                                                                     Moody's/S&P         Value

   590,000     Amherst Industrial Development Authority Lease Revenue Bonds Series A, 5.25% due 10/1/07
               (Pink Complex Project; LOC: Key Bank)                                                         NR/A        $599,858
   310,000     Amherst Industrial Development Authority Lease Revenue Bonds Series A, 5.25% due 10/1/08
               (Pink Complex Project; LOC: Key Bank)                                                         NR/A         313,274
   700,000     Bethlehem Central School District General Obligation, 7.10% due 11/1/06
               (Insured: AMBAC)                                                                           Aaa/AAA         839,937
   300,000     Brookhaven Series A, 7.00% due 11/1/04 (Insured: MBIA)                                     Aaa/AAA         348,519
   215,000     Canastota Central School District General Obligation, 7.10% due 6/15/07                    Baa2/NR         256,433
   205,000     Canastota Central School District General Obligation, 7.10% due 6/15/08                    Baa2/NR         245,889
   550,000     Guam Power Authority Revenue Series A, 6.625% due 10/1/14                                   NR/BBB         602,190
 1,000,000     MTA New York Commuter Facility Rev., 5.50% due 7/1/06
               (Insured: AMBAC)                                                                           Aaa/AAA       1,078,040
   500,000     MTA New York Service Contract Rev., 7.00% due 7/1/04                                      Baa1/BBB         554,295
   880,000     Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/14
               (Civic Facility - DePaul Community Facility Project; LOC: Fleet Bank of New York)            Aa/NR         972,761
 1,000,000     New York City General Obligation Series B, 7.20% due 8/15/08                             Baa1/BBB+       1,149,370
   240,000     New York City General Obligation Series B-1, 7.30% due 8/15/10,
               pre-refunded 8/15/04 @ 101                                                                 NR/BBB+         283,423
    10,000     New York City Unrefunded Balance General Obligation Series B-1, 7.30% due 8/15/10        Baa1/BBB+          11,765
   435,000     New York City Unrefunded Balance General Obligation , 7.10% due 2/1/09                   Baa1/BBB+         487,596
    65,000     New York City Unrefunded Balance General Obligation , 7.10% due 2/1/09                   Baa1/BBB+          71,589
   275,000     New York City General Obligation, 7.00% due 2/1/19                                          A2/A-1         307,230
   225,000     New York City General Obligation, 7.00% due 2/1/19                                          A2/A-1         247,952
 1,000,000     New York State General Obligation, 9.875% due 11/15/05                                        A2/A       1,357,360
   200,000     New York Dormitory Authority Revenue, 7.85% due 2/1/29
               (Park Ridge Housing Inc. Project; Collateralized: GNMA)                                     NR/AAA         210,830
   500,000     New York Dormitory Authority Revenue City University System Series C, 6.00% due 7/1/16    Baa1/BBB         511,380
   500,000     New York Dormitory Authority Revenue, 7.35% due 8/1/29
               (Jewish Geriatric Project; Insured: FHA)                                                    NR/AAA         560,425
   500,000     New York Dormitory Authority Revenue St. University Educational Fac. Series B,
               6.25% due 5/15/14                                                                        Baa1/BBB+         577,305
   505,000     New York Dormitory Authority, 6.00% due 7/1/08
               (Champlain Valley Physicians Project; LOC: Connie Lee)                                      NR/AAA         568,963
   425,000     New York Dormitory Authority Revenue Chapel Oaks, 5.20% due 7/1/11
               (LOC: Allied Irish Bank)                                                                    Aa3/NR         430,699
   400,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund
               Series B, 7.50% due 3/15/11 (LOC: Pollution Control SRF)                                   Aa2/AA-         422,932
   600,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund
               Series E, 6.875% due 6/15/14 (LOC: Pollution Control SRF)                                  Aa2/A-1         692,928
   400,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund
               Series E, 6.875% due 6/15/14 (LOC: Pollution Control SRF)                                  Aa2/A-1         454,792
    30,000     New York Housing Finance Agency Ref St. University Construction Series A, 8.00% due 11/1/00,
               pre-refunded 11/1/98 @ 102 (Collateralized: Govt Securities)                               Aaa/AAA          31,635
   750,000     New York Housing Finance Agency SVC Contract Obligation Rev. Series A, 6.375% due 9/15/1 Baa1/BBB+         821,415
   600,000     New York Medical Care Facilities Finance Agency Rev. Series B, 7.45% due 2/15/29,
               pre-refunded 2/15/00 @ 102 (St. Lukes Hospital Project; Insured: FHA)                      Aaa/AAA         652,776
 1,000,000     New York Medical Care Facilities Finance Agency Rev. Secured Hospital Rev. Series 1991-A,
               7.35% due 8/15/11                                                                          Baa/BBB       1,104,850
   650,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.50% due 11/1/19,
               (Aurelia Osborn Fox Memorial Hospital Project; Insured: FSA)                               Aaa/AAA         706,693
   500,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.80% due 2/15/20,
               (New York Downtown Hospital Project)                                                       Baa/BBB         546,490
   500,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.85% due 2/15/17,
               (Brookdale Hospital Medical Center Project)                                                Baa/BBB         551,700
   490,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.00% due 11/15/03,
               (Sec Mtg Prog - Adult Day Care Project; Guaranteed: SONYMA)                                 Aa2/NR         531,738
    85,000     New York Medical Care Facilities Finance Agency Rev. Hospital and Nursing Home Series C,
               7.70% due 2/15/22, pre-refunded 8/15/98 @ 102 (Insured: FHA)                               Aa2/AAA          88,729
 1,000,000     New York Mortgage Agency Rev. Series 29-B, 6.45% 4/1/15                                     Aa2/NR       1,073,610
   300,000     New York Muni Bd Bk Agency Special Program Rev. Buffalo Series A, 6.875% due 3/15          NR/BBB+         326,229
    70,000     New York Urban Development Corp Rev. Correctional Facilities Series D, 7.75% due 1/1/13,
               pre-refunded 1/1/98 @ 102 (Insured: AMBAC)                                                 Aaa/AAA          71,400
    30,000     New York Urban Development Corp Rev. Correctional Facilities Series C, 7.75% due 1/1/13,
               pre-refunded 1/1/98 @ 102 (Insured: AMBAC)                                                 Aaa/AAA          30,600
 2,000,000     New York Urban Development Corp Rev. Correctional Facilities Series C, 0% due 1/1/08      Baa1/BBB       1,236,120
   400,000     Onondaga County Industrial Development Agency Civic Facility Rev Crouse Irving Co Inc
               Series A, 7.90% (LOC: Fleet Trust Company)                                                    NR/A         450,156
   400,000     Puerto Rico Commonwealth Capital Appreciation, 0% due 7/1/04                                Baa1/A         299,908
   300,000     Puerto Rico Public Buildings Authority Rev. Series J, 6.60% due 7/1/04                      Baa1/A         328,062
   400,000     Puerto Rico Electric Power Authority Power Rev. Series O, 6.80% 7/1/00                   Baa1/BBB+         421,264
   300,000     Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Series A,
               5.70% due 8/1/13 (Polytechnic University Puerto Rico Project)                              NR/BBB-         305,337
   650,000     Schenectady Municipal Housing Authority, 6.40% due 5/1/14
               (Annie Schaffer Senior Center Project; Guarantee: SONYMA)                                    Aa/NR         689,072
   100,000     Southampton Village General Obligation Series B, 7.60% due 9/1/03 (Insured: MBIA)          Aaa/AAA         117,023
   375,000     Syracuse Industrial Development Authority - Pilot Revenue, 5.125% due 10/15/02
               (Guarantee: Pacific Mutual / ABN MRO)                                                        NR/AA         385,459
   500,000     Triborough Bridge and Tunnel Authority Special Obligation Series B, 6.875% due 1/1/15        A1/A-         544,235
   625,000     Valley Central School District Montgomery, 7.15% due 6/15/07 (Insured: AMBAC)              Aaa/AAA         756,062
   165,000     Watkins Glen Central School District, 7.00% due 6/15/04 (Insured: MBIA)                    Aaa/AAA         192,687
   110,000     Waverly General Obligation, 9.05% due 6/15/04 (Insured: MBIA)                             Aaa/Baa2         140,111


               TOTAL INVESTMENTS (Cost 24,443,167)                                                                    $26,561,097


                  +Credit ratings are unaudited.
                   See notes to financial statements.